GATEWAY BANCSHARES, INC.
                              5102 ALABAMA HIGHWAY
                             RINGGOLD, GEORGIA 30736
                                 (706) 965-5500


                                 March 21, 2001


VIA  EDGAR
----------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     RE:  Gateway Bancshares, Inc.
          Commission File No. 000-24137
          Definitive Proxy Materials

Ladies  and  Gentlemen:

     Enclosed under cover of Schedule 14A, are Gateway Bancshares, Inc.'s Notice to Shareholders, Proxy Statement and Proxy Card for the Company's annual meeting of shareholders to be held April 19, 2001.

     The Proxy Statement includes information regarding the election of directors.

     The Company plans to mail its Annual Report to shareholders along with the definitive proxy materials on or about March 21, 2001.

     If  you  have  any  questions,  please  contact  the  undersigned  at (706)
965-5500.


                                        Very  truly  yours,



                                        Robert G. Peck
                                        GATEWAY BANCSHARES, INC.


                                        Enclosures

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                    [ ]  Confidential, for Use of
     [ ]  Preliminary proxy statement              the Commission Only (as
     [X]  Definitive proxy statement               permitted by Rule 14a-6(e)(2)
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            GATEWAY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):

     [X]  No  fee  required
     [ ]  Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1)and
          0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:
--------------------------------------------------------------------------------

     (2)  Aggregate  number  of  securities  to  which  transactions  applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value  of  transaction:
--------------------------------------------------------------------------------

     (5)  Total  fee  paid:
--------------------------------------------------------------------------------

     [_]  Fee  paid  previously  with  preliminary  materials.
--------------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:
--------------------------------------------------------------------------------

     (2)  Form,  Schedule  or  Registration  Statement  no.:
--------------------------------------------------------------------------------

     (3)  Filing  Party:
--------------------------------------------------------------------------------

     (4)  Date  Filed:
--------------------------------------------------------------------------------

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500


                                 March 21, 2001



Dear  Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at Gateway Bank & Trust, 5102 Alabama Highway, Ringgold, Georgia 30736, on Thursday, April 19, 2001, at 2:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2001, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.



                                         Sincerely,



                                         Robert  G.  Peck
                                         President and Chief Executive Officer

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2001



     The annual meeting of shareholders of Gateway Bancshares, Inc. (the "Company") will be held on Thursday, April 19, 2001, at 2:00 p.m. at Gateway Bank & Trust (the "Bank"), 5102 Alabama Highway, Ringgold, Georgia 30736 for the following purposes:

     (1)  To  elect  nine persons to serve as directors for a one-year term; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The board of directors has set the close of business on March 16, 2001, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                    By Order of the Board of Directors,



                                    Robert  G.  Peck
                                    President and Chief Executive Officer


March 21, 2001

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500
           __________________________________________________________

                     PROXY STATEMENT FOR 2001 ANNUAL MEETING
           __________________________________________________________

                                  INTRODUCTION

TIME  AND  PLACE  OF  THE  MEETING

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Thursday, April 19, 2001, at the Bank, 5102 Alabama Highway, Ringgold, Georgia 30736, and at any adjournments of the meeting.

RECORD  DATE  AND  MAIL  DATE

     The close of business on March 16, 2001 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 21, 2001.

NUMBER  OF  SHARES  OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 679,048 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL  TO  BE  CONSIDERED

     Shareholders will be asked to elect nine persons to serve as directors for a one-year term. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES  FOR  VOTING  BY  PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to Robert G. Peck, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.


REQUIREMENTS  FOR  SHAREHOLDER  APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board recommends that the shareholders elect the nominees identified below as directors. The following table shows for each nominee: (a) his or her name, (b) his or her age at December 31, 2000, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

DIRECTOR  NOMINEES

                                 DIRECTOR     POSITION WITH THE COMPANY
NAME (AGE)                        SINCE       AND BUSINESS EXPERIENCE
----------------------------  --------------  --------------------------------------------------------------
Jack Joseph Babb (72)              1995       Real Estate Developer; Vice President, Babb Lumber Co.;
                                              President, Townsend Realty

William H. H. Clark (64)           1995       Vice President, Ringgold Mining and Manufacturing; President,
                                              J.H. Clark Farms, Inc. from 1985 to 2001; State Representative from 1996 to 2000; Retired Military Officer, served from 1960 to 1990.

Patricia Yvonne Cochran (44)       1995       Business Owner/Administrator, Gingerbread House Child Care
                                              Center, Kids Preparatory Pre-School

Jeannette Wilson Dupree (61)       1995       Licensed Insurance Agent, Office Manager for Raymond
                                              Dupree, Agent, State Farm Insurance Company

James A. Gray, Sr. (57)            1996       Automobile Dealer, President, Carco Motor, Inc.

Harle B. Green(l)(54)              1995       Chairman of the Board and Chief Financial Officer of the
                                              Company and the Bank

Danny Ray Jackson(2) (46)          2001       Automobile Dealer, President, Walter Jackson Chevrolet, Inc.
                                              since January 2001; previous Vice President, Walter Jackson
                                              Chevrolet, Inc.

Ernest Kresch (40)                 1995       Podiatrist, Advanced Foot Care

Robert G. Peck (3)(50)             1996       President and Chief Executive Officer of the Company and the
                                              Bank

__________________
(1) Mr. Green has served as chairman of the board of the Company since its inception in October 1995. Mr. Green retired from full-time banking in 1991. From 1994 through 1995, Mr. Green provided banking consulting services for a bank in Chattanooga, Tennessee.

(2) On March 15, 2001, to fill a vacant director position, the board of directors appointed Danny Ray Jackson to serve as a director of the Company until the 2001 annual meeting of shareholders and upon the election and qualification of his successor.

(3) Mr. Peck has served as president and chief executive officer of the Company since January 23, 1996. Prior to becoming an officer of the Company, Mr. Peck served as senior vice president of a community bank.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD

     During the year ended December 31, 2000, the board of directors of the Company held five meetings and the board of directors of the Bank held sixteen meetings. The directors of the Bank are the same as those of the Company. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's and the Bank's board of directors and committees of the board on which he or she serves except for Mr. Clark, who attended 67% of the total number of meetings, and Mr. Jackson. Since Mr. Jackson did not become a director of the Company or the Bank until March 15, 2001, he did not attend any of the 2000 board meetings of the Company or the Bank. The board of directors of the Company does not have a nominating committee.

     The board of directors has established a compensation committee for the purpose of adminstering the Gateway Bancshares, Inc. 1999 Stock Option Plan. The compensation committee members are Jeannette Wilson Dupree, James A. Gray, Sr. and Ernest Kresch, and Harle B. Green is an ex-officio member of the compensation committee. The compensation committee held no meetings during the year ended December 31, 2000.

     The board of directors has established an audit committee, which reviews the annual report and internal audit report of the independent public accountants. The board of directors has not adopted a written audit committee charter. The audit committee members are William H. H. Clark, Patricia Yvonne Cochran and James A. Gray, Sr. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers, Inc. listing standards. The audit committee held three meetings during the year ended December 31, 2000.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2000 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2000 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Hazlett, Lewis & Bieter, PLLC the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2000 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2000 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

March  15, 2001   By:  William H. H. Clark, Patricia Yvonne Cochran and James A.
Gray,  Sr.

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name, (b) his age at December 31, 2000, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

NAME (AGE)               OFFICER SINCE       POSITION WITH THE COMPANY AND THE BANK
-----------------------  -------------  -------------------------------------------------
Robert G. Peck (50)           1996      President and Chief Executive Officer of the
                                        Company and the Bank

Harle B. Green (54)           1995      Chairman of the Board and Chief Financial Officer
                                        of the Company and the Bank

Jeffrey R. Hensley (49)       1997      Senior Vice president and Assistant Secretary of
                                        the Company and the Bank

Boyd M. Steele (52)           1996      Executive Vice President and Secretary of the
                                        Company and the Bank and Chief Loan Officer of
                                        the Bank


                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2000, 1999 and 1998 of our president and chief executive officer and executive vice president and secretary. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2000.

SUMMARY  COMPENSATION  TABLE

                                                                   Long-Term Compensation
                                       Annual  Compensation                Awards
                                -------------------------------  --------------------------
                                Compensation   Salary    Bonus      Number of Securities
                                    Year        ($)       ($)    Underlying  Options Awards
                                ------------  --------  -------  --------------------------
Robert G. Peck,                         2000   127,443   33,140                           0
President and Chief Executive           1999   114,626   25,490                      20,350
Officer of the Company and the          1998    84,850        0                           0
Bank

Boyd M. Steele,                         2000   104,960   20,822                           0
Executive Vice President and            1999    97,482   21,278                      18,650
Secretary of the Company and            1998    78,614        0                           0
the Bank and Chief Loan
Officer of the Bank


     The following tables set forth information at December 31, 2000, concerning stock options held by the executive officers listed in the above Summary Compensation Table. The Company did not grant any stock options during 2000. Additionally, the listed executive officers did not exercise any options to purchase common stock of the Company during 2000. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

     None of the options held by the listed executive officers were in-the-money as of December 31, 2000. Because no public market exists for our common stock, we calculated the in-the-money value of options held by the listed executive officers at fiscal year end based on the per share sales price of our common stock as of the date as close to December 31, 2000 as possible. Based on information known to us, this sale occurred on December 1, 2000 at a sales price of $ 12.00 per share, which is equal to the exercise price of all of the options held by the listed executive officers.

AGGREGATED  OPTION  EXERCISES  IN  FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

                Number of               Number of Securities           Value of Unexercised
                 Shares                Underlying Unexercised         In-the-Money Options at
                Acquired                      Options                    December 31, 1999
                   on       Value    --------------------------  ----------------------------------
Name            Exercise  Realized   Exercisable  Unexercisable  Exercisable(1)   Unexercisable(1)
--------------  --------  ---------  -----------  -------------  ---------------  -----------------

Robert G. Peck         0         $0        8,140         12,210  $             0                 $0

Boyd M. Steele         0         $0        7,460         11,190  $             0                 $0

DIRECTOR  COMPENSATION

     Effective June 2000 the Bank began compensating each director $200 for each regular meeting of the Bank's board of directors attended. The directors are not separately compensated for their attendance at the regular meetings of the Company's board of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, as of the record date, the number of shares common stock beneficially owned by (a) each current director of the Company, (b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, the Company did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 5102 Alabama Highway, Ringgold, Georgia 30736.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS                NATURE OF BENEFICIAL OWNERSHIP
------------------------  ---------  --------  ---------------------------------------------------------
DIRECTORS:

Jack Joseph Babb             28,520       4.2  -  7,500 shares owned jointly by Mr. Babb and his spouse;
                                               -  7,500 shares held in an IRA account for Mr. Babb;
                                               -  7,500 shares owned directly by Mr. Babb's spouse as to
                                                  which beneficial ownership is shared;
                                               -  600 shares held in custodian accounts by Mr. Babb's
                                                  spouse as to which beneficial ownership is shared; and
                                               -  5,420 shares subject to options becoming exercisable
                                                   within 60 days of the record date.

William H. H. Clark          15,920       2.3  -  10,500 shares owned directly by Ringgold Mining &
                                                  Manufacturing Co., Inc. as to which beneficial
                                                  ownership is shared; and
                                               -  5,420 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Patricia Yvonne Cochran      10,420       1.5  -  5,000 shares owned jointly by Ms. Cochran and her
                                                  spouse; and
                                               -  5,420 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Jeannette Wilson Dupree      21,725       3.2  -  1,200 shares owned directly by Ms. Dupree;
                                               -  9,550 shares owned jointly by Ms. Dupree and her
                                                  spouse;
                                               -  2,290 shares held in an IRA account for Ms. Dupree;
                                               -  3,265 shares held in an IRA account for Ms. Dupree's
                                                  spouse as to which beneficial ownership is shared; and
                                                  5,420 shares subject to options becoming exercisable within
                                                  60 days of the record date.


                                        7

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS                NATURE OF BENEFICIAL OWNERSHIP
------------------------  ---------  --------  ---------------------------------------------------------
James A. Gray, Sr.           49,370       7.2  -  43,950 shares owned jointly by Mr. Gray and his spouse;
                                                  and
                                               -  5,420 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Harle B. Green               22,180       3.2  -  3,300 shares owned jointly by Mr. Green and his spouse;
                                               -  12,000 shares held in an IRA account for Mr. Green;
                                               -  100 shares held by Ms. Green as custodian as to which
                                                  beneficial ownership is shared; and
                                               -  6,780 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Danny R. Jackson              4,760       0.7  -  1,000 shares owned directly by Mr. Jackson;
                                               -  2,000 shares owned jointly by Mr. Jackson and his
                                                  spouse;
                                               -  1,485 shares held in an IRA account for Mr. Jackson;
                                               -  275 shares held in an IRA account for Mr. Jackson's
                                                  spouse as to which beneficial ownership is shared.

Ernest Kresch                37,920       5.5  -  30,500 shares owned directly by Mr. Kresch;
                                               -  2,000 shares in a Simplified Employee Pension Plan for
                                                  Mr. Kresch as to which beneficial ownership is shared;
                                                  and
                                               -  5,420 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Robert G. Peck               13,140       1.9  -  5,000 shares held in an IRA account for Mr. Peck; and
                                               -  8,140 shares subject to options becoming exercisable
                                                  within 60 days of the record date.
EXECUTIVE OFFICERS*:

Jeffrey R. Hensley           12,220       1.8  -  3,800 shares owned jointly by Mr. Hensley and his
                                                  spouse;
                                               -  3,000 shares held in an IRA account for Mr. Hensley;
                                                  and
                                               -  5,420 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Boyd M. Steele               12,460       1.8  -  5,000 shares held in an IRA account for Mr. Steele; and
                                               -  7,460 shares subject to options becoming exercisable
                             _______      ____    within 60 days of the record date.

ALL DIRECTORS AND           228,635      30.9
EXECUTIVE OFFICERS, AS A
GROUP

________________________
*  Mr. Green and Mr. Peck are also executive officers of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2000, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements, except Mr. Gray who filed late two reports covering three purchases of our common stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which the directors and officers have a controlling interest. These transactions are on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     On April 20, 2000, the Company dismissed its existing independent public accounting firm, Land & Associates, P.C., CPAs ("Land & Associates"), and hired Hazlett, Lewis & Bieter, PLLC to serve as its principal accountant to audit the Company's financial statements for the fiscal year-ending December 31, 2000. Neither of Land & Associates' reports on the Company's financial statements for the years ended December 31, 1998 or 1999 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The change of accountants was recommended by the audit committee and approved by the Board of Directors. The Company had no disagreements with Land & Associates during any of the years ended December 31, 1998 or 1999 or during the interim period through April 20, 2000 (date of change) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused that firm to make reference to the subject disagreement if it had not been resolved to Land & Associates' satisfaction.

     The Company has also selected Hazlett, Lewis & Bieter, PLLC to serve as its principal accountant for the fiscal year-ending December 31, 2001. A representative of Hazlett, Lewis & Bieter, PLLC is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     AUDIT FEES. In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2000 were approximately $22,000. This figure is based on an estimate provided by our accountants, Hazlett, Lewis & Bieter, PLLC and includes fees for services that were billed to the Company in fiscal year 2001 in connection with the 2000 fiscal year audit.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not retain its principal accountant to perform Financial Information Systems Design or Implementation services in fiscal year 2000.

     OTHER FEES. During fiscal year 2000, the Company was billed $19,180 by its principal accountant for services not described above. These "other fees" were for services including tax advice and return preparation, assistance in preparing filings with the Securities and Exchange Commission and internal audit services.

     The Audit Committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Company's principal accountants.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2001, to be included in the 2002 proxy materials. A shareholder must notify the Company before February 1, 2002 of a proposal for the 2002 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2002, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                  OTHER MATTERS

     The board of directors knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 21, 2001

                            GATEWAY BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 19, 2001

     The undersigned hereby appoints Robert G. Peck or Harle B. Green or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Gateway Bancshares, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the main office of Gateway Bank & Trust, located at 5102 Alabama Highway, Ringgold, Georgia 30736 and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the annual meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:  To elect the nine (9) persons listed below to serve as directors of  the  Company  for  a  term  of  one  year:

             Jack  Joseph  Babb                       Harle  B.  Green
             William  H.  H.  Clark                   Danny  Ray  Jackson
             Patricia  Yvonne  Cochran                Ernest  Kresch
             Jeannette  Wilson  Dupree                Robert  G.  Peck
             James  A.  Gray,  Sr.

   [ ]  FOR all nominees listed above (except as     [ ]  WITHHOLD authority to
        indicated  below)                                 vote for all nominees
                                                          listed  above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space _______________________
_______________________________________________________________________________.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                           BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If  stock  is  held  in  the  name  of more than one person, all must sign.
Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                    -------------------------------------------
                                    Signature(s)  of  Shareholder(s)

[LABEL]
                                    -------------------------------------------
                                    Name(s)  of  Shareholders(s)

                                    Date: _______________________________, 2001
                                           (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

I WILL __________  WILL NOT ___________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------